EXHIBIT 10(e)





                          REGISTRATION RIGHTS AGREEMENT
                                      among
                 MORGAN STANLEY LEVERAGED EQUITY FUND II, INC.,
                           SMURFIT INTERNATIONAL B.V.,
                          JEFFERSON SMURFIT CORPORATION
                                       and
                          THE OTHER PARTIES IDENTIFIED
                          ON THE SIGNATURE PAGES HERETO


                            Dated as of May 10, 1998




                                TABLE OF CONTENTS
                             ----------------------

                                                                           PAGE

SECTION 1.  Effectiveness and Certain Definitions............................1
SECTION 2.  Demand Registration..............................................5
SECTION 3.  Company Registration.............................................9
SECTION 4.  Piggyback Registration..........................................10
SECTION 5.  Expenses........................................................12
SECTION 6.  Registration and Qualification..................................12
SECTION 7.  Termination.....................................................15
SECTION 8.  Underwriting; Due Diligence, Etc................................15
SECTION 9.  Restrictions on Public Sale; Inconsistent Agreements............17
SECTION 10. Indemnification and Contribution................................18
SECTION 11. Rule 144........................................................21
SECTION 12. Miscellaneous...................................................21
SECTION 13. Representations and Warranties..................................25
SECTION 14. Ireland Listing.................................................27



                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT dated as of May 10, 1998 (this "Agreement") among MORGAN STANLEY LEVERAGED EQUITY FUND II, INC., a Delaware corporation ("MSLEF II"), SMURFIT INTERNATIONAL B.V., a corporation organized under the laws of The Netherlands ("SIBV"), JEFFERSON SMURFIT CORPORATION, a Delaware corporation (the "Company"), and the other parties identified on the signature pages hereto.

         WHEREAS, the Company, Stone Container Corporation, a Delaware corporation ("Stone"), and JSC Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), have entered into a Merger Agreement (the "Merger Agreement") dated as of the date hereof pursuant to which, subject to the terms and conditions specified therein, Sub will merge with and into Stone (the "Merger"); and

         WHEREAS, as a condition and inducement to the willingness of SIBV, MSLEF II and certain of their respective Affiliates to support the Merger by agreeing to approve the issuance of the Common Stock (as defined below) necessary to consummate the Merger and certain amendments to the Company's certificate of incorporation as contemplated by the Merger Agreement, the Company has agreed to grant MSLEF II and such related parties the registration rights described herein.

         NOW, THEREFORE, upon the premises and the mutual promises herein contained, and for good and valuable consideration, the receipt and adequacy of which is acknowledged, the parties agree as follows:

         SECTION 1. Effectiveness and Certain Definitions. (a) The parties hereto hereby agree that, effective as of the closing of the Merger, the Registration Rights Agreement dated as of May 3, 1994 shall terminate and the parties hereto agree that, at such time, this Agreement, other than this
Section 1(a) (which shall be effective as of the execution of this Agreement), shall become effective.

          (b) As used in this Agreement the following terms shall have the following meanings:

          "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. In the case of any Person which is a trust established under an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, an "Affiliate" of such Person shall include any trust (under a plan maintained by the same employer as such plan) that is a successor to the assets held by such trust or any other trust established directly or indirectly under such plan or any other such plan maintained by the same employer.

         "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company, any stock or other securities into which or for which such stock may hereafter be changed, converted, exercised or exchanged, and any other securities issued to holders of such stock (or such securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, recapitalization, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event.

         "Effective Date" means, with respect to any registration statement, the date of the effectiveness thereof under the Securities Act (without regard to any post-effective amendments to such registration statement).

         "Equity Investors" shall mean SIBV/MS Equity Investors, L.P., a Delaware limited partnership.

         "Equity Investors Inc." shall mean Morgan Stanley Equity Investors Inc., a Delaware corporation and the general partner of Equity Investors.

         "Morgan Holders" shall mean (i) MSLEF II, (ii) Equity Investors, (iii) The MSLEF II Fund, (iv) Equity Investors Inc., (v) First Plaza Group Trust ("First Plaza"), (vi) Leeway & Co. ("Leeway"), (vii) MSLEF and (viii) any Person which has purchased, in one transaction or a series of related transactions, at least 2% of the outstanding Common Stock from a Morgan Holder and which has agreed, with the consent of MSLEF II and in form and substance reasonably satisfactory to the Company and SIBV, to be bound as a Morgan Holder and to have the rights and obligations of a Morgan Holder for purposes of this Agreement (each such Person, a "Block Purchaser" and the shares of Common Stock so purchased, "Block Purchaser Shares").

         "MSLEF" shall mean Morgan Stanley Leveraged Equity Holdings, Inc., a Delaware corporation.

         "MSLEF II" shall mean Morgan Stanley Leveraged Equity Fund II, Inc., a Delaware corporation and the general partner of The MSLEF II Fund.

         "Person" means an individual, a corporation, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization or any other legal entity.

         "Registrable Securities" means the Common Stock; provided that any such securities shall cease to be Registrable Securities with respect to a proposed offer or sale thereof (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement or (ii) such securities shall have been disposed of in accordance with Rule 144 or in a private placement other than to a Block Purchaser; provided, further, Registrable Securities in respect of any Person shall not include Common Stock acquired by such Person after the date hereof (other than (i) shares of Common Stock acquired as a result of a reclassification, recapitalization, share combination, share subdivision, share dividend or similar event, (ii) shares acquired by a Morgan Holder from another Morgan Holder or by an SIBV Holder from a Morgan Holder and (iii) Block Purchaser Shares).

          "Registration Expenses" means all expenses incident to the Company's performance of or compliance with its registration obligations set forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of the Company's counsel(s) (United States and foreign) and accountants in connection with the registration of the Registrable Securities to be disposed of under the Securities Act; (ii) the reasonable fees and disbursements of (1) one counsel (other than counsel to the Company) retained by the Morgan Holders in connection with each such registration in which a Morgan Holder intends to participate hereunder and (2) one Irish and one United States counsel (other than counsel to the Company) retained by the SIBV Holders in connection with each such registration in which an SIBV Holder intends to and is permitted to participate hereunder; (iii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering documents and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iv) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s), and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the Registrable Securities to be disposed of; (v) all expenses in connection with the qualification of the Registrable Securities to be disposed of for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the underwriters or the Selling Holders in connection with such qualification and in connection with any blue sky and legal investments memoranda; (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Registrable Securities to be disposed of; (vii) transfer agents', depositaries' and registrars' fees and the fees of any other agent appointed in connection with such offering, including the fees and expenses of any "qualified independent underwriter", or other person acting in a similar capacity, pursuant to the requirements of the National Association of Securities Dealers, Inc. or otherwise (the "Independent Underwriter"); (viii) all security engraving and security printing expenses; and (ix) all fees and expenses payable in connection with the listing of the Registrable Securities on each securities exchange or inter-dealer quotation system on which a class of common equity securities of the Company is then listed or on which the Registrable Securities may be listed pursuant to Sections 6(e) and 6(h) hereof.

         "Registration Notice" means written notice by any of MSLEF II, SIBV or the Company, as the case may be, that such Person desires to initiate a Registration Process in accordance with the terms of this Agreement.

         "Registration Process" means the process of registering certain shares of Common Stock under the Securities Act, which, for purposes of this Agreement, shall be deemed to be the period of time from the Registration Notice until the end of any "hold back" period required by the underwriters or, if there is no such period, then 30 days after the Effective Date of the registration statement; provided, however, in the event that (i) a registration statement has not been filed with the SEC within 45 days of a Registration Notice, (ii) such registration statement has not been declared effective by the SEC within 75 days of its filing with the SEC, or (iii) the Registration Notice or the registration statement has been abandoned or withdrawn by MSLEF II, SIBV or the Company, as the case may be, then the Registration Process shall be deemed concluded at such time.

         "Rule 144" means Rule 144 (or any successor rule) promulgated under the Securities Act (excluding Rule 144A or any successor rule promulgated under the Securities Act).

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute.

         "Selling Holders" shall mean any party hereto selling pursuant to and in accordance with the terms of this Agreement.

         "SIBV Holders" shall mean SIBV and any Affiliate of SIBV holding Registrable Securities.

         "The MSLEF II Fund" shall mean The Morgan Stanley Leveraged Equity Fund II, L.P., a Delaware limited partnership.

         SECTION 2. Demand Registration. (a) Upon a Registration Notice from
(i) MSLEF II, on behalf of the Morgan Holders specified therein, to both the Company and SIBV or (ii) SIBV, on behalf of the SIBV Holders specified therein, to both the Company and MSLEF II, in each case in the manner set forth in
Section 12(g) hereof, requesting that the Company effect the registration under the Securities Act of any or all of the Registrable Securities held by such Morgan Holders or held by such SIBV Holders, as the case may be, and specifying, among other things, the number of Registrable Securities which the Morgan Holders or the SIBV Holders, as the case may be, desire to register and the intended method or methods of disposition of such Registrable Securities, the Company will use its best efforts to effect (at the earliest possible date) the registration under the Securities Act of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request, provided, however, that the Company shall not be required to effect an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act; and provided, further, that:

         (i) in the event that the Company has delivered a Registration Notice in accordance with the provisions of Section 3, neither MSLEF II nor SIBV may deliver a Registration Notice pursuant to this Section 2(a) until the conclusion of such Company Registration Process;

         (ii) in the event that SIBV has delivered a Registration Notice in accordance with the provisions of this Section 2(a), neither MSLEF II nor the Company may deliver a Registration Notice pursuant to this
         Section 2(a) until the conclusion of such SIBV Registration Process;

         (iii) in the event that MSLEF II has delivered a Registration Notice in accordance with the provisions of this Section 2(a), neither SIBV nor the Company may deliver a Registration Notice until the conclusion of such MSLEF II Registration Process; and

         (iv) if, while a Registration Process is pending pursuant to this
         Section 2, the Chief Financial Officer of the Company, after consultation with outside counsel for the Company, has determined in good faith that the filing of a registration statement would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, the Company shall not be required to effect a registration pursuant to this
         Section 2 until the earlier of (A) the date upon which such material information is disclosed to the public or ceases to be material, and
         (B) 90 days after the Chief Financial Officer of the Company makes such good faith determination (a "Company Delay"); provided, however, the Company shall only be entitled to a Company Delay once in connection with any MSLEF II Demand in any 270-day period during the term of this Agreement and once in connection with any SIBV Demand in any 270-day period during the term of this Agreement.

          (b) In the event that any registration pursuant to a request by MSLEF II under this Section 2, shall involve, in whole or in part, an underwritten offering, then MSLEF II shall have the right to designate one or more nationally recognized investment banking firms as the sole managing or co-managing underwriter(s) of such underwritten offering which may consist of or include, at the option of MSLEF II, Morgan Stanley & Co. Incorporated ("MS&Co."). If MS&Co. shall not be the sole managing underwriter or shall be a co-managing underwriter, then any sole or other co-managing underwriters selected by MSLEF II shall be reasonably acceptable to the Company.

          (c) MSLEF II shall have the right to effect up to but not more than two (2) registrations and SIBV will have the right to effect up to but not more than two (2) registrations (each such registration, whether requested by MSLEF II or SIBV, a "Demand"), in each case, pursuant to this Section 2; provided, however, that, without giving effect to any "cutback" imposed by any underwriter, (i) each MSLEF II Demand shall effect the registration and sale of at least 1,000,000 shares of Common Stock (as adjusted for any reclassification, recapitalization, subdivision, stock dividend, stock split or combination of the Company's outstanding securities after the date hereof) and
(ii) each SIBV Demand shall effect the registration and sale of at least an aggregate of at least 1,000,000 shares of Common Stock (as adjusted for any reclassification, recapitalization, subdivision, stock dividend, stock split or combination of the Company's outstanding securities after the date hereof). MSLEF II shall have the right to request registration and effect its two registrations (such effective registrations, the "Initial MSLEF II Registrations") prior to SIBV delivering a Registration Notice to MSLEF II and the Company under Section 2(a); provided that, in the event that the Initial MSLEF II Registrations are not effected on or prior to the third anniversary of the effectiveness of this Agreement (such three-year period, the "MSLEF II Exclusive Period"), then SIBV may request registration in accordance with the terms of this Agreement.

          (d) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by MSLEF II or SIBV pursuant to this Section 2 shall not be deemed to have been effected for purposes of Section 2, (i) unless it has become effective and maintained effective in accordance with subsection 6(b), (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a material misrepresentation or a material omission by MSLEF II or any of the Selling Holders, on the one hand, or SIBV or any of the Selling Holders, on the other, as the case may be, (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some act or omission by MSLEF II or any of the Selling Holders, on the one hand, or SIBV or any of the Selling Holders, on the other, as the case may be, or (iv) unless the registration is deemed to be an effected Demand pursuant to Section 5.

          (e) In the event of any underwritten registration of Registrable Securities in which the number of Registrable Securities requested by MSLEF II (in the case of a MSLEF II Demand) or SIBV (in the case of a SIBV Demand) to be included in such registration exceeds the number which the managing underwriter(s) advise MSLEF II or SIBV, as the case may be, in writing can be sold, then there shall be included in such registration the number of Registrable Securities which can be sold, allocated, unless MSLEF II or SIBV, as the case may be, notifies the Company of a different method of allocation, pro rata among the Morgan Holders or the SIBV Holders, as the case may be, on the basis of the number of Registrable Securities requested to be included therein by each such Morgan Holder or SIBV Holder.

          (f) In connection with any Demand made by MSLEF II pursuant to this
Section 2 (in the case of SIBV, only from and after, but not before, the expiration of the MSLEF II Exclusive Period), each of the Company and SIBV shall have the right to cause the registration of securities for sale for its own account (the "Piggyback Securities"), upon the written request made by the Company and/or SIBV within 10 days after receipt of MSLEF II's Registration Notice (which request shall specify the number of shares intended to be disposed of and the intended method of disposition thereof), in addition to the Registrable Securities of the Morgan Holder(s) being sold pursuant to such MSLEF II Demand, if the number of Registrable Securities requested by MSLEF II to be included in such registration does not exceed the number which the managing underwriter(s) advise MSLEF II in writing can be sold; provided that in the event the managing underwriter(s) advise MSLEF II in writing (with a copy to the Company and SIBV) that, in their good faith opinion, inclusion of all such Piggyback Securities would materially and adversely affect the offering and sale of the Registrable Securities then contemplated to be sold by the Morgan Holders, including the per share price thereby obtainable, there shall only be included in such registration: (1) first, all securities requested to be included in such registration by the Morgan Holders, (2) second, up to the full number of Piggyback Securities requested to be included in such registration by the SIBV Holders (if SIBV is entitled hereunder to make such request) in excess of the number or dollar amount of the Morgan Holders' Securities to be included in such registration which, in the good faith opinion of such underwriter(s), can be sold without materially and adversely affecting such offering (and, if less than the full number of such Piggyback Securities, allocated pro rata among the SIBV Holders on the basis of the number of securities requested to be included therein by each SIBV Holder), (3) third, up to the full number of Piggyback Securities requested to be included in such registration by the Company in excess of the number or dollar amount of the Morgan Holders' Securities and SIBV Piggyback Securities (if applicable) which, in the good faith opinion of such underwriter(s), can be so sold without materially and adversely affecting such offering. MSLEF II may require that any such Company Piggyback Securities or SIBV Piggyback Securities (if applicable) be included in the offering proposed by the Morgan Holders on the same terms and conditions as such Morgan Holders' Registrable Securities are included therein.

          (g) In connection with any Demand made by SIBV pursuant to this
Section 2, each of the Company and MSLEF II shall have the right to cause the registration of securities for sale for its own account and, in the case of MSLEF II, for the account of the Morgan Holders, upon the written request made by the Company and/or MSLEF II within 10 days after receipt of SIBV's Registration Notice (which request shall specify the number of shares intended to be disposed of and the intended method of disposition thereof), in addition to the Registrable Securities of the SIBV Holder(s) being sold pursuant to such SIBV Demand, if the number of Registrable Securities requested by SIBV to be included in such registration does not exceed the number which the managing underwriter(s) advise SIBV in writing can be sold; provided that in the event the managing underwriter(s) advise SIBV in writing (with a copy to the Company and MSLEF II) that, in their good faith opinion, inclusion of all such Piggyback Securities would materially and adversely affect the offering and sale of the Registrable Securities then contemplated to be sold by the SIBV Holders, including the per share price thereby obtainable, there shall only be included in such registration: (1) first, all securities requested to be included in such registration by the SIBV Holders, (2) second, up to the full number of Piggyback Securities requested to be included in such registration by the Morgan Holders in excess of the number or dollar amount of the SIBV Holders' Securities to be included in such registration which, in the good faith opinion of such underwriter(s), can be sold without materially and adversely affecting such offering (and, if less than the full number of such Piggyback Securities, allocated pro rata among the Morgan Holders on the basis of the number of securities requested to be included therein by each Morgan Holder), (3) third, up to the full number of Piggyback Securities requested to be included in such registration by the Company in excess of the number or dollar amount of the Morgan Holders' Piggyback Securities and the SIBV Securities which, in the good faith opinion of such underwriter(s), can be so sold without materially and adversely affecting such offering. SIBV may require that any such Morgan Holders' Piggyback Securities or Company Piggyback Securities be included in the offering proposed by the SIBV Holders on the same terms and conditions as such SIBV Holders' Registrable Securities are included therein.

          (h) In connection with each MSLEF II Demand, MSLEF II agrees to use reasonable best efforts to sell or cause to be sold the lesser of (x) all Registrable Securities that it owns at the time of such MSLEF II Demand and (y) all Registrable Securities which the managing underwriter advises MSLEF II pursuant to Section 2(e) can be sold in such registration; provided that notwithstanding the foregoing, MSLEF II and any Morgan Holder who has requested that its Registrable Securities be included in such MSLEF II Demand shall be under no obligation to sell its Registrable Securities pursuant to the first MSLEF II Demand if the price per share of Common Stock on the New York Stock Exchange or The NASDAQ National Market on the Effective Date for such MSLEF II Demand has decreased by 5% since the date on which MSLEF II delivered its Registration Notice with respect to such MSLEF II Demand.

          (i) Concurrently with the delivery by MSLEF II of a Registration Notice to the Company pursuant to Section 2(a), MSLEF II shall notify in writing each of the Morgan Holders of its intent to cause the registration and sale of Registrable Securities. Such notice shall offer each other Morgan Holder the opportunity to include in the registration such number of Registrable Securities held by such Morgan Holder as such Morgan Holder may request in writing to MSLEF II within 3 business days of receipt of MSLEF II's notice, subject to Section 2(e).

          (j) Promptly (but in no event later than 2 business days) after receipt by MSLEF II of an SIBV Registration Notice pursuant to Section 2(a), MSLEF II shall notify in writing each of the Morgan Holders of its receipt of such Registration Notice. Such notice shall offer each Morgan Holder the opportunity to include in the registration such number of Registrable Securities held by such Morgan Holder as such Morgan Holder may request in writing to MSLEF II within 3 business days of receipt of MSLEF II's notice, subject to Section 2(g).

         SECTION 3. Company Registration. The Company hereby agrees not to file a registration statement (other than a registration statement on Form S-4 or Form S-8 or any successor forms) covering its Common Stock or any equity securities exercisable for, convertible into or exchangeable for Common Stock, whether or not for sale for its own account, except pursuant to the terms of this Agreement and following delivery of a Registration Notice as hereinafter provided. The Company may deliver a Registration Notice to MSLEF II and SIBV at any time, provided that:

          (a) in the event that MSLEF II or SIBV has delivered a Registration Notice to the Company in accordance with the provisions of Section 2, the Company may not deliver a Registration Notice pursuant to this Section 3 until the conclusion of such MSLEF II Registration Process or SIBV Registration Process, as the case may be; and

          (b) the Company may not (i) give a Registration Notice until the conclusion of a Company Registration Process or (ii) effect an offering on a delayed or continuous basis of its Common Stock pursuant to Rule 415(a)(1)(ix) or (a)(1)(x) under the Securities Act.

         SECTION 4. Piggyback Registration. If the Company at any time proposes to register any of its Common Stock or any equity securities exercisable for, convertible into or exchangeable for Common Stock under the Securities Act, whether or not for sale for its own account (such Common Stock or other equity securities being referred to herein as the "Other Securities"), in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to each of the Morgan Holders and SIBV (which notice shall, for purposes of this Agreement, be deemed to be a Registration Notice with respect to the registration contemplated thereby, unless a Registration Notice with respect to such registration shall have been previously delivered by the Company to each of the Morgan Holders and SIBV under this Section 4, at least 30 days prior to the anticipated filing date of the registration statement relating to such registration). Such notice shall offer each Morgan Holder and, after the MSLEF II Exclusive Period, each SIBV Holder the opportunity to include in such registration statement such number of Registrable Securities held by such holders as such holders may request. Upon the written request of Morgan Holders (which shall be delivered to both the Company and SIBV) and/or SIBV Holders (which shall be delivered to both the Company and MSLEF II) made within 10 days after the receipt of the Company's notice requesting that a number of their shares be disposed of (which request shall specify the number of Piggyback Securities intended to be disposed of and the intended method of disposition thereof), the Company will use its best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Piggyback Securities, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Piggyback Securities, provided that:

          (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the Effective Date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to each of the Morgan Holders and SIBV and thereupon the Company shall be relieved of its obligation to register the Piggyback Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 5 hereof), without prejudice, however, to the rights of MSLEF II or SIBV immediately to request that such registration be effected as a registration under Section 2 hereof (subject to the Company's right, if any and if applicable, to a Company Delay);

          (b) if the registration referred to in the first sentence of this
Section 4 is to be an underwritten registration on behalf of the Company, and the managing underwriter(s) advise the Company in writing that in their good faith opinion such offering would be materially and adversely affected by the inclusion therein of the Piggyback Securities requested to be included therein, including the per share price thereby obtainable, the Company shall only include in such registration: (1) first, all securities the Company proposes to sell for its own account (2) second, up to the full number of Piggyback Securities requested to be included in such registration by the Morgan Holders in excess of the number or dollar amount of Company Securities which, in the good faith opinion of such underwriter(s), can be so sold without materially and adversely affecting such offering (and, if less than the full number of such Piggyback Securities, allocated pro rata among the Morgan Holders on the basis of the number of securities requested to be included therein by each Morgan Holder), (3) third, up to the full number of Piggyback Securities requested to be included in such registration by SIBV Holders in excess of the number or dollar amount of Company Securities and Morgan Piggyback Securities which, in the good faith opinion of such underwriter(s), can be sold without materially and adversely affecting such offering (and, if less than the full number of such Piggyback Securities, allocated pro rata among the SIBV Holders on the basis of the number of securities requested to be included therein by each SIBV Holder) and (4) fourth, an amount of Other Securities (other than the securities the Company proposes to sell for its own account), if any, requested to be included therein in excess of the number or dollar amount of the securities the Company proposes to sell for its own account and Piggyback Securities which, in the opinion of such underwriter(s), can be so sold without materially and adversely affecting such offering (allocated among the holders of such Other Securities in such proportions as such holders and the Company may agree);

          (c) the Company shall not be required to effect any registration of Registrable Securities held by any Selling Holder under this Section 4 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other employee benefit plans;

          (d) no registration of Registrable Securities effected under this
Section 4 shall relieve the Company of its obligation to effect a registration of other Registrable Securities pursuant to Section 2 hereof;

          (e) a Selling Holder may withdraw all or any part of such Holder's Piggyback Securities from the proposed registration at any time prior to the later of (i) the Effective Date of the related registration statement and (ii) the execution of any underwriting agreement related thereto; and

          (f) the Company may require that any Piggyback Securities be included in the offering proposed by the Company on the same terms and conditions as the Company Securities are included therein, provided the terms of any underwriting agreement are consistent with the terms of this Agreement.

         SECTION 5. Expenses. The Company will pay all Registration Expenses in connection with (i) MSLEF II's two effected demand registrations of Morgan Holders' Registrable Securities pursuant to Section 2(a), (ii) SIBV's two effected demand registrations of SIBV Holders' Registrable Securities pursuant to Section 2(a) and (iii) all registrations of Selling Holders' Registrable Securities pursuant to Section 4, except that with respect to any such registration the Company shall not be obligated to pay underwriting discounts or commissions or transfer taxes, if any, relating to the sale or disposition of Selling Holders' Registrable Securities. In the event MSLEF II or SIBV withdraws a Registration Notice or the Morgan Holders or the SIBV Holders abandon a registration statement or otherwise do not sell Registrable Securities following a Registration Notice, then all Registration Expenses in respect of such Registration Notice shall be borne by the Selling Holders; provided, however, in the event of a Company Delay following which the Selling Holders decide by notice in writing to the Company not to sell Registrable Securities, the Company will pay all Registration Expenses and such shall not be deemed to be a Demand for purposes of this Agreement. The Company will also pay all Registration Expenses in connection with any registration of Registrable Securities that is demanded by MSLEF II or SIBV pursuant to Section 2(a) but that, because of any of the reasons described in clauses (i), (ii) or
(iii) of Section 2(d), is not deemed to have been effected.

         SECTION 6. Registration and Qualification. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2 or 4 hereof, the Company will as promptly as is practicable:

          (a) prepare and file with the SEC, as soon as possible, and use its best efforts to cause to become effective, a registration statement under the Securities Act relating to the Registrable Securities to be offered on such form as MSLEF II or SIBV, as the case may be, or if not filed pursuant to a Demand, the Company, determines and for which the Company then qualifies;

          (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement or the expiration of nine months (or six months in the event of a registration statement on Form S-1 (or any successor "long-form" registration statement)) after such registration statement becomes effective; provided that such six or nine month period shall be extended in the case of a Demand for such number of days that equals the number of days elapsing from (i) the date the written notice contemplated by Section 6(g) hereof is given by the Company to (ii) the date on which the Company delivers to the Selling Holders the supplement or amendment contemplated by Section 6(g) hereof;

          (c) furnish to the Selling Holders and to any underwriter of Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Selling Holders or such underwriter may reasonably request, and, if requested, a copy of any and all transmittal letters or other correspondence to, or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment;

          (e) subject to Section 14, use its best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions (domestic or foreign), and to list or qualify for such securities exchanges and other trading markets, as MSLEF II or SIBV, as the case may be, or any underwriter of Registrable Securities shall request, and use its best efforts to obtain all necessary registrations, permits and consents required in connection therewith, and do any and all other acts and things which are reasonably requested to enable the Selling Holder or any such underwriter to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to general service of process in any such jurisdiction;

          (f) if requested by MSLEF II or SIBV, as the case may be, (i) furnish to each Selling Holder an opinion of counsel for the Company addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its best efforts to furnish to each Selling Holder a "cold comfort" letter addressed to each Selling Holder and signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

          (g) immediately notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration pursuant to Section 2 or 4 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case (i) or (ii) at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (h) subject to Section 14, use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and inter-dealer quotation system on which a class of common equity securities of the Company is then listed (and on each exchange and inter-dealer quotation system requested by MSLEF II), and to pay all fees and expenses in connection therewith; and

          (i) furnish unlegended certificates representing ownership of the Registrable Securities being sold in such denominations and registered to such persons or nominees as shall be requested by the Selling Holders or the underwriters.

         SECTION 7. Termination. This Agreement shall terminate upon the earlier of: (i) the mutual agreement of the parties hereto; and (ii) December 31, 2010. The rights and obligations of the Morgan Holders shall also terminate after the Morgan Holders cease to own, in the aggregate, at least 1,000,000 shares of Common Stock (not taking into account any shares purchased after the date hereof). The rights and obligations of the SIBV Holders shall also terminate after the SIBV Holders cease to own, in the aggregate, at least 1,000,000 shares of Common Stock (not taking into account any shares purchased after the date hereof other than shares purchased by an SIBV Holder from a Morgan Holder). Notwithstanding the foregoing, the provisions of Section 5, 6, 10 and 12 shall survive any such termination of this Agreement or the rights and obligations of the Morgan Holders or the SIBV Holders, as the case may be.

         SECTION 8. Underwriting; Due Diligence, Etc. (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, the Company will enter into an underwriting agreement with such underwriters for such offering, which, (x) in the case of a Morgan Demand, shall be in form reasonably acceptable to MSLEF II and (y) in the case of a SIBV Demand, shall be in form reasonably acceptable to SIBV, and which, in the case of a Company Registration Process, shall be in form reasonably acceptable to the Company, any such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution (provided that any indemnities and contribution shall, unless MSLEF II or the Agent (as defined below) or SIBV, as the case may be, agrees otherwise, be to the effect and only to the extent provided in Section 10 hereof) and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 6(e) hereof; provided, however, the Company may negotiate and agree to differing indemnification obligations with respect to the underwriters, provided such indemnification obligations (i) do not adversely affect the Selling Holders with respect to their rights and obligations hereunder and (ii) shall not excuse the Company from entering into (or delaying the execution of) an underwriting agreement on the terms as provided herein. The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. In no event shall any Selling Holder be required to make any representation or warranty, other than as to its ownership of the Registrable Securities and as to due authorization, execution and enforceability with respect to it of the underwriting agreement. Such underwriter shall be instructed to use its reasonable best efforts to affect a wide distribution of the Common Stock so long as doing so shall not, in any manner, adversely affect the marketing (including timing) or price of such shares. The Company, if requested by MSLEF II or SIBV, as the case may be, or the underwriters, will enter into an agreement with the Independent Underwriter on customary terms.

          (b) In the event that any registration pursuant to Section 4 shall involve, in whole or in part, an underwritten offering, the Company may require the Registrable Securities requested to be registered pursuant to Section 4 to be included in such underwriting on the same terms and conditions as shall be applicable to the other securities being sold through underwriters under such registration.

          (c) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the Selling Holders and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified the Company's financial statements as shall be necessary, in the reasonable opinion of such Selling Holder and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Selling Holders and the underwriters, if any, and their respective counsel and accountants, shall use their reasonable best efforts to coordinate and time their review so as to not unreasonably interfere with the business and operations of the Company. Such information shall be governed by confidentiality provisions comparable to those set forth in the Stockholders Agreement.

          (d) In the event an offering pursuant to this Agreement is not underwritten, the Company, at the request of MSLEF II or the Agent or SIBV, as the case may be, will enter into such agreements with any selling agents or similar persons as are customary. Such agreements shall contain terms and provisions analogous to those described herein and, to the extent not so described, customary terms and provisions.

         SECTION 9. Restrictions on Public Sale; Inconsistent Agreements. (a) If any registration of (i) Registrable Securities pursuant to Section 2 shall be in connection with an underwritten public offering, the Company, SIBV, MSLEF II, Equity Investors, First Plaza and Leeway (as to themselves severally and, except in the case of First Plaza or Leeway, as to their respective Affiliates) agree not to, or (ii) Common Stock pursuant to Section 3 or 4 shall be in connection with an underwritten public offering, SIBV, MSLEF II, Equity Investors, First Plaza and Leeway (as to themselves severally and, except in the case of First Plaza or Leeway, as to their respective Affiliates) agree not to, effect any public sale or distribution including any sale pursuant to Rule 144 (except as part of such registration), of any of the Company's common equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any exchange offer, merger or consolidation by the Company or a subsidiary of the Company or in connection with the purchase of all or substantially all the assets of any other person or in connection with an employee stock option or other benefit plan) during the 30 days prior to, and during the 180 day period beginning on, the Effective Date of such registration statement, or for such shorter period required by the underwriters of such offering; provided, however, that MSLEF II can waive any of the foregoing obligations of any party in the case of any MSLEF II Demand and SIBV can waive any of the foregoing obligations of any party in the case of any SIBV Demand. For purposes of this Section 9, Leeway shall mean and be limited to State Street Bank & Trust Company, as trustee for the Long Term Investment Trust and any successor thereto and any investment advisor or manager with discretionary investment authority with respect to the Registrable Securities presently held by Leeway, including any affiliate of J.P. Morgan & Co., Inc. with discretionary investment authority with respect to such Registrable Securities.

          (b) The Company agrees (1) without the written consent of the managing underwriters, not to effect any public or private sale or distribution of the Company's common equity securities or any security convertible into or exchangeable or exercisable for any equity security of the Company, including a sale pursuant to Regulation D under the Securities Act, during a MSLEF II Registration Process or a SIBV Registration Process (except (i) as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor forms; or (ii) equity securities issued pursuant to the conversion or exchange of any securities convertible into or exchangeable for the Company's common equity securities and which were outstanding prior to the commencement of the Registration Process, and (2) to use its best efforts to cause each holder of its privately placed securities purchased from the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 (except as part of such underwritten registration, if permitted).

         SECTION 10. Indemnification and Contribution. (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, the Company agrees to indemnify and hold harmless each Selling Holder, its partners or trustees, each underwriter of Registrable Securities so offered, each person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, and the officers, directors, trustees, beneficiaries and advisors of any of the foregoing from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or shall arise out of or be based upon any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the Registrable Securities are offered and relating to action or inaction required of the Company in connection with such offering; provided, however, that the Company shall not be liable to a particular Selling Holder in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Selling Holder furnished to the Company in writing by or on behalf of such Selling Holder expressly for use in the preparation of the registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto or a document incorporated by reference in any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Selling Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to each Selling Holder, its partners, underwriters of the Registrable Securities, any controlling person of any of the foregoing or any officer or director of any of the foregoing.

          (b) In the case of each offering made pursuant to this Agreement, each Selling Holder included in such offering, by exercising its registration rights hereunder, agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act (and if requested by the underwriters, each underwriter who participates in the offering and each person, if any, who controls any such underwriter within the meaning of the Securities Act), and the officers and directors of any of the foregoing from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to such Selling Holder furnished in writing to the Company by or on behalf of such Selling Holder expressly for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document or a document incorporated by reference in any of the foregoing. The foregoing indemnity is in addition to any liability which such Selling Holder may otherwise have to the Company, or any of its directors, officers or controlling persons. In no event shall the liability of a Selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by it upon the sale of the Registrable Securities pursuant to such offering.

          (c) Each party indemnified under paragraph (a) or (b) of this Section 10 shall, promptly after receipt of notice of any claim or the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the claim or the commencement thereof; provided that the failure of the indemnified party to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 10, unless the indemnifying party was materially prejudiced by such failure, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the indemnified party under this Section 10 for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that each indemnified party shall have the right to employ separate counsel to represent it and assume its defense (in which case, the indemnifying party shall not represent it) if, in the reasonable judgment of such indemnified party, (i) upon the advice of counsel, the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (ii) in the event the indemnifying party has not assumed the defense thereof within 10 days of receipt of notice of such claim or commencement of action, and in which case the fees and expenses of one such separate counsel shall be paid by the Company. The indemnifying party shall not be responsible for providing indemnification with respect to any settlement agreement which is not approved by it prior to its execution, such approval not to be unreasonably withheld. If the indemnifying party so assumes the defense thereof, it may not agree to any settlement of any such claim or action (i) as the result of which any remedy or relief, other than monetary damages for which the indemnifying party shall be responsible hereunder, shall be applied to or against the indemnified party, or
(ii) unless such settlement includes an unconditional release of liability in favor of the indemnified party, in each case without the prior written consent of the indemnified party. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

          (d) If the indemnification provided for in this Section 10 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in the Company. In no event, however, shall a Selling Holder be required to contribute in excess of the amount of the net proceeds received by such Selling Holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         SECTION 11. Rule 144. The Company shall take such measures and file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144 and Rule 144A (or any successor provisions).

         SECTION 12. Miscellaneous. (a) Injunctions. Irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

          (b) Severability. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

          (c) Further Assurances. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

          (d) Waivers, Etc. No failure or delay on the part of any party hereto (or the intended third party beneficiaries referred to herein) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Any waiver agreed to by MSLEF II shall be binding upon the Morgan Holders.

          (e) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. The section headings contained in this Agreement are solely for the purpose of reference, and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement shall not be amended or modified except by written instrument executed by the parties hereto; provided that the Company and MSLEF II may amend this Agreement (A) without the consent of the other parties hereto (other than SIBV) and (B) without the consent of SIBV (in its capacity as a party to this Agreement, as opposed to any ability it may have to direct the Company) so long as (i) such amendment does not directly or indirectly adversely affect the rights or obligations of SIBV hereunder or SIBV other than in its capacity as a stockholder of the Company or (ii) SIBV owns less than 5% of the outstanding voting securities of the Company; provided, further that the Company and SIBV may amend this Agreement (A) without the consent of the other parties hereto (other than MSLEF II) and (B) without the consent of MSLEF II (in its capacity as a party to this Agreement, as opposed to any ability it may have to direct the Company) so long as such amendment does not directly or indirectly adversely affect the rights or obligations of any Morgan Holder or its Affiliates hereunder or any Morgan Holder and its Affiliates other than in their capacities as stockholders of the Company. Any amendment agreed to by MSLEF II shall be binding upon the Morgan Holders.

          (f) Counterparts. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

          (g) Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by facsimile or sent by registered mail, postage prepaid as follows:

                      (i)if to MSLEF II or any Morgan Holder, to:

                         Morgan Stanley Leveraged Equity Fund II, Inc. c/o Morgan Stanley & Co. Incorporated
                         1221 Avenue of the Americas
                         New York, New York 10020
                         Attention: Alan E. Goldberg
                         Fax No.: (212) 762-6466

                         with a copy to:

                         Morgan Stanley Capital Partners
                         1221 Avenue of the Americas
                         New York, New York 10020
                         Attention: Peter R. Vogelsang
                         Fax No.: (212) 762-6466

                     (ii)if to SIBV or any SIBV Holder, to:

                         Smurfit International B.V.
                         Strawinskylaan 2001
                         Amsterdam 1077ZZ, The Netherlands
                         Attention: Rokin Corporate Services B.V.
                         Fax No.: 010-3120-626-4435

                         with a copy to:

                         Wachtell, Lipton, Rosen & Katz
                         51 West 52nd Street
                         New York, New York 10019
                         Attention: Steven A. Rosenblum, Esq.
                         Fax: (212) 403-2000

                         William Fry
                         Fitzwilton House,
                         Wilton Place
                         Dublin 2, Ireland
                         Attention: Houghton Fry, Esq.
                         Fax: 353-1-639-5333

                    (iii)if to the Company, to:

                         Jefferson Smurfit Corporation
                         Jefferson Smurfit Centre
                         8182 Maryland Avenue
                         St. Louis, Missouri 63105
                         Attention:   Michael E. Tierney, Esq.,
                                      Vice President and General Counsel
                         Fax No.: (314) 746-1184

                         Davis Polk & Wardwell
                         450 Lexington Avenue
                         New York, New York 10017
                         Attention: John R. Ettinger, Esq.
                         Fax No.: (212) 450-4800

or such other address as any party may, from time to time, designate in a written notice in a like manner; provided that notices of a change of address shall be effective only upon receipt thereof. Notice given by facsimile shall be deemed delivered five calendar days after the date the same is mailed.

          (h) WAIVER OF JURY TRIAL, ETC. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PARTIES AGREE, SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT, TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF, AND TO WAIVE ANY OBJECTION AS TO VENUE IN THE FEDERAL OR STATE COURTS LOCATED IN, THE COUNTY OF NEW YORK, STATE OF NEW YORK. SERVICE OF PROCESS IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EFFECTIVE IF DELIVERED OR SENT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12(G) HEREOF.

          (i) Assignment. Except as provided herein, the parties may not assign their rights under this Agreement; provided that (x) any Morgan Holder may assign and delegate its rights and obligations under this Agreement to any other Morgan Holder and (y) First Plaza Group Trust and Leeway & Co. shall have the right to assign this Agreement to one or more successor trustees, plans or nominees for, or successors by reorganization of, a qualified pension trust. The Company may not delegate its obligations under this Agreement. Any action required or permitted to be taken by the Morgan Holders pursuant to this Agreement shall be taken by MSLEF II. Subject to Section 12(e), any Morgan Holder or SIBV Holder that is not a party hereto shall be a third party beneficiary of the rights granted under this Agreement (provided that the ability of such Person to exercise the registration rights set forth herein shall be subject to the obligations imposed on such Person under this Agreement) as of and after the time, if any, as may be provided in any agreement between MSLEF II and such Morgan Holder or SIBV Holder, as the case may be.

         SECTION 13. Representations and Warranties. (a) SIBV represents to the other parties hereto that it is duly incorporated and validly existing as a corporation under the laws of The Netherlands; that it has the power and authority under its articles of incorporation or similar charter document to enter into and perform this Agreement; that the execution of this Agreement by it has been duly authorized by all required corporation actions; that the consummation of the transactions contemplated hereunder will not result in a breach or violation of, or a default under, its certificate of incorporation (or similar charter document) or by-laws, or any material agreement by which it is subject, nor require the obtaining of any consent, approval, permit or license from or filing with, any governmental authority or other Person by it in connection with the execution, delivery and performance by it of this Agreement, except for violations which would not, or consents or filings which, if not obtained or made, would not, in the aggregate, affect materially and adversely the business, financial condition or results of operation of SIBV and its subsidiaries, taken as a whole; that this Agreement constitutes (assuming its due authorization and execution by the other parties hereto) its legal, valid and binding obligation; and that, as of the date hereof, it and its Affiliates beneficially own, in the aggregate, the number of shares of Common Stock of the Company set forth opposite its name on Schedule I attached hereto.

          (b) Each of The MSLEF II Fund and Equity Investors represents to the other parties hereto that it is a limited partnership duly organized and validly existing under the laws of its jurisdiction of organization; that it has the power and authority under its agreement of limited partnership to enter into and perform this Agreement; that the execution of this Agreement by it has been duly authorized by all required partnership action; that the consummation of the transactions contemplated hereunder will not result in a breach or violation or, or a default under, its agreement of limited partnership or under any agreement of partnership of the general partner, or any material agreement by which it or any of its properties or any of its general partner's properties is bound or any statute, rule, regulation, order or other law to which it is subject, nor require the obtaining of any consent, approval, permit or license from or filing with, any governmental authority or other Person by MSLEF II or Equity Investors, respectively, in connection with the execution, delivery and performance by it of this Agreement, except for violations which would not, or consents or filing which, if not obtained or made, would not, in the aggregate, affect materially and adversely the business, financial condition or results of operation of MSLEF II and its subsidiaries, taken as a whole, respectively; that this Agreement constitutes (assuming its due authorization and execution by the other parties hereto) its legal, valid and binding obligation; and that, as of the date hereof, it beneficially owns the number of shares of Common Stock of the Company set forth opposite its name on Schedule I attached hereto.

          (c) Each of MSLEF II and Equity Investors Inc. represents to the other parties hereto that it is duly incorporated and validly existing as a corporation under the laws of the state of its incorporation, and is in good standing therein; that it has the power and authority under its certificate of incorporation to enter into and perform this Agreement; that the execution of this Agreement by it has been duly authorized by all required corporate actions; that the consummation of the transactions contemplated hereunder will not result in a breach or violation of, or a default under, its certificate of incorporation, its by-laws, or any material agreement by which it or any of its properties is bound or any statute, rule, regulation, order or other law to which it is subject, nor require the obtaining of any consent, approval, permit or license from, or filing with, any governmental authority or other Person by MSLEF II, Inc. or Equity Investors Inc., respectively, in connection with the execution, delivery and performance by it of this Agreement, except for violations which would not, or consents or filings which, if not obtained or made, would not, in the aggregate, affect materially and adversely the business, financial condition or results of operation of MSLEF II, Inc. and its subsidiaries, taken as a whole, or Equity Investors Inc. and its subsidiaries, taken as a whole, respectively; that this Agreement constitutes (assuming its due authorization and execution by the other parties hereto) its legal, valid and binding obligation; and that, as of the date hereof, it beneficially owns the number of shares of Common Stock of the Company set forth opposite its name
Schedule I attached hereto.

          (d) The Company represents to the other parties hereto that it is duly incorporated and validly existing as a corporation under the laws of the state of Delaware, and is in good standing therein; that it has the power and authority under its certificate of incorporation to enter into and perform this Agreement; that the execution of this Agreement by it has been duly authorized by all required corporate actions; that the consummation of the transactions contemplated hereunder will not result in a breach or violation of, or a default under, its certificate or incorporation, its by-laws, or any material agreement by which it or any of its properties is bound or any statute, rule, regulation, order or other law to which it is subject, nor require the obtaining of any consent, approval, permit or license from, or filing with, any governmental authority or other Person by the Company in connection with the execution, delivery and performance by it of this Agreement, except for violations which would not, or consents or filings which, if not obtained or made, would not, in the aggregate, affect materially and adversely the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; that this Agreement constitutes (assuming its due authorization and execution by the other parties hereto) its legal, valid and binding obligation.

          (e) First Plaza represents and warrants to the other parties hereto that it has the full power and authority to execute and deliver this Agreement; that this Agreement has been duly authorized, executed and delivered by First Plaza and constitutes (assuming its due authorization and execution by the other parties hereto) its legal, valid and binding obligation; and that, as of the date hereof, it beneficially owns the number of shares of Common Stock of the Company set forth opposite its name on Schedule I attached hereto.

          (f) Leeway represents and warrants to the other parties hereto that it has the full power and authority to execute and deliver this Agreement; that this Agreement has been duly authorized, executed and delivered by Leeway and constitutes (assuming its due authorization and execution by the other parties hereto) its legal, valid and binding obligation; and that, as of the date hereof, it beneficially owns the number of shares of Common Stock of the Company set forth opposite its name on Schedule I attached hereto (except that Leeway acts as nominee for State Street Bank and Trust Company and Trust Company as Trustee for The Long Term Investment Trust).

         SECTION 14. Ireland Listing. Notwithstanding anything herein to the contrary, without the prior written consent of SIBV, neither MSLEF II nor any underwriter may require the Company to, and the Company shall not, effect the listing of any Registrable Securities on the Irish Stock Exchange.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                  SMURFIT INTERNATIONAL B.V.



                                  By:  /s/ Houghton Fry
                                     -------------------------------
                                       Name:   Houghton Fry
                                       Title:  Attorney-in-Fact




                                  THE MORGAN STANLEY LEVERAGED
                                  EQUITY FUND II, L.P.

                                  By:  Morgan Stanley Leveraged Equity
                                       Fund II, Inc. (general partner)


                                  By:  /s/ Alan E. Goldberg
                                     -------------------------------
                                       Name:   Alan E. Goldberg
                                       Title:  Vice Chairman


                                  By:  /s/ Michael M. Janson
                                     -------------------------------
                                       Name:   Michael M. Janson
                                       Title:  Managing Director



                                  SIBV/MS EQUITY INVESTORS, L.P.

                                       By: Morgan Stanley Equity
                                             Investors Inc.
                                           (general partner)


                                  By:  /s/ Alan E. Goldberg
                                     -------------------------------
                                       Name:   Alan E. Goldberg
                                       Title:  Vice Chairman


                                  MORGAN STANLEY EQUITY
                                  INVESTORS, INC.


                                  By:  /s/ Alan E. Goldberg
                                     -------------------------------
                                       Name:   Alan E. Goldberg
                                       Title:  Vice Chairman


                                  MORGAN STANLEY LEVERAGED
                                  EQUITY HOLDINGS, INC.


                                  By:  /s/ Alan E. Goldberg
                                     -------------------------------
                                       Name:   Alan E. Goldberg
                                       Title:  Vice Chairman



                                  FIRST PLAZA GROUP TRUST

                                  By:  Mellon Bank, N.A., solely in its
                                       capacity as trustee for First Plaza
                                       Group Trust (as directed by General
                                       Motors Investment Management
                                       Corporation) and not in its individual
                                       capacity


                                  By:  /s/ Berndette A. Rist
                                     -------------------------------
                                       Name:   Bernadette A. Rist
                                       Title:  Authorized Signatory



                                  LEEWAY & CO.

                                  By: State Street Bank and Trust Company,
                                      a partner


                                  By:  /s/ Kimberly A. Moynihan
                                     -------------------------------
                                       Name:   Kimberly A. Moynihan
                                       Title:  Assistant Secretary


                                  JEFFERSON SMURFIT CORPORATION


                                  By:  /s/ Patrick J. Moore
                                     -------------------------------
                                       Name:   Patrick J. Moore
                                       Title:  Vice President and Chief
                                               Financial Officer



                                  THE MORGAN STANLEY LEVERAGED
                                  EQUITY FUND, INC.


                                  By:  /s/ Alan E. Goldberg
                                     -------------------------------
                                       Name:   Alan E. Goldberg
                                       Title:  Vice Chairman





                                                           SCHEDULE I


Stockholder Name                                                     Shares
----------------------------------------------------------         ----------

Smurfit International B.V. and subsidiaries                        51,638,462

The Morgan Stanley Leveraged Equity Fund II, L.P.                  30,527,880

Morgan Stanley Leveraged Equity Fund II, Inc.                       1,046,660

SIBV/MS Equity Investors, L.P.                                        225,460

First Plaza Group Trust                                             5,000,000

Leeway & Co.                                                        3,000,000